Exhibit 10.14

SECOND AMENDMENT TO SERVICES AGREEMENT

Second Amendment to the Services Agreement, entered into on December 14, 2017, as amended by First Amendment to Services Agreement, dated April 12, 2018 (collectively, the "Services Agreement") between Ariel Scientific Innovations Ltd., a company organized under the laws of Israel ("Ariel"), and Qrons Inc., a Wyoming corporation (the "Company").

WHEREAS, the Company and Ariel are parties to the Services Agreement; and

WHEREAS, the Company and Ariel desire to amend the Services Agreement to extend the term thereof for an additional twelve months as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Services Agreement.

2. Amendment. The Services Agreement shall be hereby amended as follows:

The Service Period as defined in Section 1.2 of the Services Agreement is hereby extended for an additional twelve-month period and shall terminate on December 14, 2019.

(a)	Section 9.4 is hereby amended to state as follows:

"9.4 The Company may terminate this Agreement upon sixty (60) days prior written notice to Ariel."

3. Fees. In consideration for the performance of the Services, the Company shall pay Ariel $17,250 within 30 days of the date hereof and an additional $17,250 on or before May 1, 2019.

3. Ratification. Except as specifically amended hereby, all of the terms and conditions of the Services Agreement shall remain in full force and effect and are hereby ratified and affirmed.

4. Counterparts. This Second Amendment made be executed in one or more counterparts each of whch when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Second Amendment has been executed by the parties hereto as of December 12, 2018.

Ariel Scientific Innovations Ltd. By: /s/ Larry Loev Name:Larry Loev Title: CEO	Qrons Inc. By: /s/ Jonah Meer Jonah Meer Chief Executive Officer